EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


        This Agreement dated as of July __, 1996 is entered into by and among The Panda Project, Inc., a Florida corporation (the "Company"), and the Purchasers listed on Exhibit A attached hereto (the "Purchasers").

        WHEREAS, the Company has accepted the subscription by each Purchaser for the number of shares of Common Stock, $.01 par value, of the Company ("Common Stock") set forth opposite such Purchaser's name on Exhibit A attached hereto under the heading "Number of Shares" (the "Company Shares") and has agreed to issue each Purchaser a warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A attached hereto under the heading "Number of Warrant Shares" (the "Warrant Shares") (all of such Company Shares and Warrant Shares are referred to herein as the "Registrable Shares"); and

        WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of Common Stock of the Company under the Securities Act of 1933;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                "AFFILIATE" of a party means any member of such party's immediate family or any person or entity that controls, is controlled by or is under common control with such party. "Control" shall mean (a) in the case of a corporation, ownership of at least 51% of the voting stock, and (b) in the case of a partnership, limited liability company or other entity, ownership of at least 51% of the beneficial interest.

               "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering

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the Securities Act.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock as provided in Section 2 below.

               "REGISTRATION EXPENSES" means the expenses described in Section
4.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        2.     REGISTRATION.

               (a) At any time prior to March 31, 1997, a Purchaser or Purchasers holding in the aggregate at least 51% of the Company Shares may request the Company, in writing, to effect the registration on Form S-3 (or any successor form thereto) of the Company Shares held by such Purchaser or Purchasers. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included in such registration such of their Company Shares as such Purchasers may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Company Shares which the Company has been requested to so register. The Company shall not be required to effect more than one registration pursuant to this Section 2(a).

               (b) A Purchaser or Purchasers holding in the aggregate at least 100,000 Warrant Shares (or adjusted for stock splits, stock dividends and similar recapitalizations) may request the Company, in writing, to effect the registration on Form S-3 (or any successor form thereto) of the Warrant Shares held by such Purchaser or Purchasers. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included

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in such registration such of their Registrable Shares as such Purchasers may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register. The Company shall not be required to effect more than one registration pursuant to this Section 2(b) or to register the warrants underlying the Warrant Shares.

        3. REGISTRATION PROCEDURES. In connection with the registration of the Registrable Shares, the Company shall:

               (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

               (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, until the earlier of the sale of all Registrable Shares covered thereby or six months after the effective date of Registration Agreement;

               (c) as expeditiously as possible furnish to each Purchaser such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Purchaser; and

               (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as Purchaser shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Purchaser to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Purchaser; PROVIDED, HOWEVER, that the Company shall not be

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required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

        If the Company has delivered preliminary or final prospectuses to the Purchasers and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchasers and, if requested, the Purchasers shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Purchasers with revised prospectuses and, following receipt of the revised prospectuses, the Purchasers shall be free to resume making offers of the Registrable Shares.

        4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of a registration under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Purchasers' counsel.

        5.     INDEMNIFICATION AND CONTRIBUTION.

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not

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misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement;

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PROVIDED, HOWEVER, that the obligations of such Purchasers hereunder shall be limited to an amount equal to the proceeds to each Purchaser of Registrable Shares sold in connection with such registration.

               (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, in each such case, the Company and such Purchaser will contribute to the

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aggregate losses, claims, damages or liabilities to which they may be subject
(after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

        6. INFORMATION BY HOLDER. Each Purchaser shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

        7. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser only to an Affiliate of the Purchaser that acquires all of the Registrable Shares purchased by the Purchaser.

        8.     GENERAL.

               (a) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

        If to the Company, at 5201 Congress Avenue, C100, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers; or

        If to a Purchaser, at his or its address set forth on

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EXHIBIT A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

        Notices provided in accordance with this Section 8 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

               (b) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (c) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares; PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

               (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

               (e) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

Executed as of the date first written above.


                                          COMPANY:

                                          THE PANDA PROJECT, INC.



                                          By:________________________________
                                             Stanford W. Crane, Jr.
                                             President

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PURCHASERS:



- ------------------------------
Print Name of Purchaser



- -------------------------------
(For Purchasers other than
individuals, print name and
title of persons signing on
its behalf)


- -----------------------------
(Signature)


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Exhibit A


                            PURCHASERS

NAME AND ADDRESS        NUMBER OF SHARES          NUMBER OF WARRANT
SHARES